Exhibit 10.10l

SEVENTH AMENDMENT TO

THE AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 24, 2015 (the “Amendment Effective Date”), is by and among SOLARCITY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, and Bank of America Merrill Lynch, as sole lead arranger and sole book manager, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
AMENDMENTS TO CREDIT AGREEMENT

Section 1.01Amendment to Section 2.16(a).  Clauses (a) of Section 2.16 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a)Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Lenders), the Borrower may from time to time, request an increase in the Facility so long as the Facility (“Incremental Facility”), after taking into account all such requests, does not exceed $360,000,000; provided that (i) any such request for an Incremental Facility shall be in a minimum amount of $10,000,000 and in increments of $5,000,000 (or such lesser amount as is acceptable to the Administrative Agent) in excess thereof, and (ii) the Borrower may make a maximum of three (3) such requests.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond.

ARTICLE II.
CONDITIONS TO EFFECTIVENESS

Section 2.01Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Required Lenders and Administrative Agent.

(b)No Default or Event of Default shall exist.

(c)Administrative Agent shall have received an officer’s certificate executed by a Responsible Officer of the Borrower.

ARTICLE III.
MiSCELLANEOUS

Section 3.01Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

Section 3.02Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those which have been duly obtained.

(d)Immediately before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)After giving effect to this Amendment, the Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

Section 3.03Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

Section 3.04Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

Section 3.05Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

Section 3.06Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

Section 3.07Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

Section 3.08Electronic Execution. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by a manually executed counterpart.

Section 3.09Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Except as provided in Section 2.01, this Amendment shall become effective when executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.10No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

Section 3.11GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.12Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.13Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages to Follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:SOLARCITY CORPORATION,

a Delaware corporation

By:	/s/ Brad Buss
Name:	Brad Buss
Title:	Chief Financial Officer

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,

in its capacity as Administrative Agent

By:	/s/ Dora A. Brown
Name:	Dora A. Brown
Title:	Vice President

LENDERS:BANK OF AMERICA, N.A.,

in its capacity as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Thomas R. Sullivan
Name:	Thomas R. Sullivan
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

SILICON VALLEY BANK,

as a Lender

By:	/s/ Dan Baldi
Name:	Dan Baldi
Title:	Managing Director

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

WESTERN ALLIANCE BANK, AN ARIZONA CORPORATION, AS SUCCESSOR IN INTEREST TO BRIDGE BANK, NATIONAL ASSOCIATION

as a Lender

By:	/s/ Randall Lee
Name:	Randall Lee
Title:	Assistant Vice President

ONEWEST BANK, FSB

as a Lender

By:	/s/ Michael MacDonald
Name:	Michael MacDonald
Title:	Executive Vice President

AMERICAN SAVINGS BANK, F.S.B.,

a federal savings bank,

as a Lender

By:	/s/ Kyle J. Shelley
Name:	Kyle J. Shelley
Title:	Vice President

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

DEUTSCHE BANK AG, NEW YORK BRANCH,

as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING LOAN)

GUARANTOR CONSENT

Each of the undersigned (each a “Guarantor”) consents to the foregoing Amendment to Credit Agreement and other Loan Documents (“Amendment”) and the transactions contemplated thereby and reaffirms its obligations under Article X (Continuing Guaranty) of the Credit Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”).

Each Guarantor reaffirms, to the extent a party thereto, that its obligations under the Guaranty are separate and distinct from the Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Furthermore, each Guarantor acknowledges and agrees that any reference to the term “Credit Agreement” in the Guaranty shall mean the Credit Agreement dated of even date with the Guaranty together with all amendments, increases or modifications thereto.

Agreed and Acknowledged:

Dated as of:  July ___, 2015

GUARANTORS:

POPPY ACQUISITION LLC

By:
Name:	Lyndon Rive
Title:	President and CEO

ZEP SOLAR LLC

By:
Name:	Lyndon Rive
Title:	President and CEO

SILEVO, LLC

By:
Name:	Lyndon Rive
Title:	President